UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 2, 2007



                         American Telecom Services, Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                       1-32736                   77-0602480
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                 2466 Peck Road
                       City of Industry, California 90601
                    (Address of principal executive offices)


                  Registrant's telephone number: (562) 908-1287


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 2, 2007, we issued a press release announcing that that the largest retailer in the world has now launched a Pay N' Talk(TM) program in select stores featuring a new line of DECT 6.0 Interference Free, multi-handset phones enhanced by a calling rate of 3.9 cents per minute within the United States and Puerto Rico and, for the first time, also available to 195 cities in Mexico. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


       Exhibit No.           Description
       -----------           -----------

         99.1                Press release dated May 2, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2007


                                            AMERICAN TELECOM SERVICES, INC.



                                            By: /s/ Lawrence Burstein
                                               ----------------------------
                                                Name:  Lawrence Burstein
                                                Title: Chairman